                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Managed Short Term Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Core Equity Fund*
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Select Growth Portfolio
                        Strategic Stock Portfolio
                        Technology Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Tax Managed Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.

Insured Municipals Income Trust                                                 Series 433
California Insured Municipals Income Trust                                      Series 186
Michigan Insured Municipals Income Trust                                        Series 163
Pennsylvania Insured Municipals Income Trust                                    Series 255
The Dow(SM) Strategic 10 Portfolio                                              July 2001 Series
The Dow(SM) Strategic 5 Portfolio                                               July 2001 Series
EAFE Strategic 20 Portfolio                                                     July 2001 Series
Strategic Picks Opportunity Trust Portfolio                                     July 2001 Series
NASDAQ Strategic 10 Portfolio                                                   July 2001 Series
Internet Portfolio                                                              Series 29a
Internet Portfolio                                                              Series 29b
Morgan Stanley High-Technology 35 Index Portfolio                               Series 21a
Morgan Stanley High-Technology 35 Index Portfolio                               Series 21b
Morgan Stanley U.S. Multinational Index Portfolio                               Series 9a
Morgan Stanley U.S. Multinational Index Portfolio                               Series 9b
The Dow 30 Index Trust                                                          Series 12
Great International Firms Portfolio                                             Series 17
Pharmaceutical Portfolio                                                        Series 15a
Pharmaceutical Portfolio                                                        Series 15b
Tele-Global Portfolio                                                           Series 15a
Tele-Global Portfolio                                                           Series 15b
Morgan Stanley Consumer Index Portfolio                                         Series 2a
Morgan Stanley Consumer Index Portfolio                                         Series 2b
Semi-Conductor Portfolio                                                        Series 7a
Roaring 2000s Portfolio                                                         Series 13a
Roaring 2000s Portfolio                                                         Series 13b
Roaring 2000s Portfolio Traditional                                             Series 10
Global Energy Portfolio                                                         Series 18
Financial Institutions Portfolio                                                Series 10a
Financial Institutions Portfolio                                                Series 10b
Focus Value Portfolio                                                           Series 1
Power Plus Portfolio                                                            Series 1

Van Kampen Life Portfolios,
  Bandwidth & Telecommunications                                                Series 1
  Biotechnology & Pharmaceutical                                                Series 1
  Internet                                                                      Series 1
  Morgan Stanley High-Technology 35 Index                                       Series 1
  Morgan Stanley U.S. Multinational 50 Index                                    Series 1

Josephthal Techlecom Portfolio                                                  Series 2
Edward Jones Central Equity Trust, Diversified Income                           Series 2
Edward Jones Select Growth Trust                                                July 2001 Series
Swiss Blue Chip Strategic Trust                                                 Series 2

Investors' Corporate Income Trust                                     Series 1 and Subsequent Series
Tax Exempt Trust for Various State Residents
Investors' Quality Tax-Exempt Trust                                   Series 1 and Subsequent Series
The First National Dual Series Tax-Exempt Bond Trust                  Series 3 and Subsequent Series